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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  MARCH 4, 1998


                          BOSTON PRIVATE BANCORP, INC.
               (Exact name of registrant as specified in charter)


        MASSACHUSETTS                  0-17089                  04-2976299
(State or other jurisdiction    (Commission file number)      (IRS employer
     of incorporation)                                      identification no.)

               TEN POST OFFICE SQUARE, BOSTON, MASSACHUSETTS 02109 (Address of principal executive offices) (Zip code)


               Registrant's telephone number, including area code:
                                 (617) 912-1900


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ITEM 5.        OTHER EVENTS.

         On March 2, 1998, certain stockholders of Boston Private Bancorp, Inc. (the "Company") sold 778,000 shares of the Company's common stock, par value $1.00 per share, to Keefe, Bruyette & Woods, Inc. ("KBW") under an existing shelf registration statement at a per share price to KBW of $7.96. The Company agreed to indemnify KBW against certain liabilities in connection with the sale of these shares, including certain liabilities under the Securities Act of 1933. The Company did not receive any of the proceeds from the sale of these shares.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

               (a)      Financial Statements of Business Acquired

                        Not applicable.

               (b)      Pro Forma Financial Information

                        Not applicable.

               (c)      Exhibits

                        1.1 Placement Agreement dated February 24, 1998

                                        2


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BOSTON PRIVATE BANCORP, INC.

Date: March 4, 1998                 By: /s/ Walter M. Pressey
                                       ------------------------
                                       Walter M. Pressey, Senior Vice President
                                       and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.     Description
----------      -----------

   1.1          Placement Agreement dated February 24, 1998